Hartford Life Insurance Company Separate Account VL II:

333-148814	Hartford Leaders VUL Liberty (Series I)
333-148817	Hartford Leaders VUL Legacy (Series I)

Hartford Life and Annuity Insurance Company Separate Account VL II:

333-148816	Hartford Leaders VUL Liberty (Series I)
333-148815	Hartford Leaders VUL Legacy (Series I)

Supplement Dated September 25, 2009 to the Prospectus Dated May 1, 2009

Supplement to your Prospectus

The following information is added to the DisabilityAccess Rider information in the “Other Benefits” section:

The Monthly Rider Charge is treated as a distribution from your base life insurance policy. Generally, disability benefits paid under the DisabilityAccess Rider are excluded from gross income as compensation for injuries or sickness under Section 104(a). Please refer to the Federal Tax Considerations discussion for information regarding the tax treatment of distributions.

This supplement should be retained with the prospectus for future reference.

HV-7953